Exhibit 10.1

IMEDIA BRANDS, INC.

COMMON STOCK AND WARRANT PURCHASE AGREEMENT

This Common Stock and Warrant Purchase Agreement (this “Agreement”) is made as of April 14, 2020 by and between iMedia Brands, Inc., a Minnesota corporation with its principal office at 6740 Shady Oak Road, Eden Prairie, MN 55344-3433 (the “Company”), and those purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time (each a “Purchaser”, and collectively, the “Purchasers”).

Recitals

A.       The Company has authorized the sale and issuance of up to 1,958,384 shares (the “Shares”) of the common stock of the Company, $0.01 par value per share (the “Common Stock”), and warrants to purchase 979,190 shares of Common Stock to the Purchasers in a private placement (the “Offering”).

B.       Pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to sell to the Purchasers listed on the attached Exhibit A, as such exhibit may be amended from time to time, and such Purchasers, severally and not jointly, desire to purchase from the Company that aggregate number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A, and warrants to purchase that aggregate number of shares of Common Stock set forth opposite such Purchaser’s name on Exhibit A on the terms and subject to the conditions set forth in this Agreement.

Terms and Conditions

Now, therefore, in consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.       Purchase of the Securities.

1.1       Agreement to Sell and Purchase. At the Closings (as hereinafter defined), the Company will issue and sell to each of the Purchasers, and each Purchaser will, severally and not jointly, purchase from the Company, the number of Shares and warrants to purchase Common Stock of the Company (the “Warrants” and together with the Shares, the “Securities”) set forth opposite such Purchaser’s name on Exhibit A for an aggregate purchase price set forth opposite such Purchaser’s name on Exhibit A (the “Purchase Price”). The Warrants shall be in the form set forth hereto as Exhibit B.

1.2       Limitation on Shares. The Company will not deliver Shares, and the Purchaser will not have the right to receive Shares, to the extent that the Purchaser (individually or together with any other person or entity with whom such Purchaser has identified, or will have identified, itself at the time as part of a “group” in a public filing, or amendment thereto, made with the Securities and Exchange Commission (the “SEC”) involving the Company’s securities) acquiring, or obtaining the right to acquire, in excess of 19.999% (the “Maximum Percentage”) of the outstanding shares of Common Stock or voting power of the Company on a post-transaction basis that assumes that the Initial Closing (as hereinafter defined) or Subsequent Closing (as hereinafter defined), as applicable, shall have occurred. Such shares in excess of the Maximum Percentage are hereinafter referred to as “Excess Shares”). For purposes of this Section 1.2, the aggregate number of shares of Common Stock owned by such Purchaser and its affiliates will include the number of shares of Common Stock to be issued in the Initial Closing or Subsequent Closing, as applicable, to this Agreement with respect to which the determination is being made, but will exclude shares of Common Stock that are issuable (i) pursuant to any future Closings under this Agreement and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Purchaser and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. The provisions of this Section 1.2 and analogous provision in the Warrants shall be construed and implemented in a manner otherwise than in strict conformity with its text to correct this Section 1.2 (or any portion hereof or analogous provision) that may be defective or inconsistent with the intended maximum ownership limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation.

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To the extent any Shares are unable to be delivered pursuant to Section 1.2, the Company will issue to such Purchaser one or more warrants to purchase a number of shares of Common Stock of the Company equal to the number of Excess Shares at an exercise price equal to $0.001 per share. Any such substitute Warrants shall be in the form set forth hereto as Exhibit C.

1.3       Closings; Closing Dates. The initial completion of the sale and purchase of the Securities (the “Initial Closing”) shall be held at 8:00 a.m. (Central Time) as soon as practicable following the satisfaction of the conditions set forth in Section 4 (the “Initial Closing Date”), at the offices of Faegre Drinker Biddle & Reath LLP, 2200 Wells Fargo Center, 90 S. 7th Street, Minneapolis, MN 55402-3901 or at such other time and other place as the Company and Purchasers may mutually agree. Each subsequent sale and purchase of the Securities (each, a “Subsequent Closing” and together with the Initial Closing, the “Closings”) shall be held at dates and times mutually agreed by the Purchasers and the Company as soon as practicable following the satisfaction of the conditions set forth in Section 4 (each, a “Subsequent Closing Date,” and together with the Initial Closing Date, each, a “Closing Date”), at the offices of Faegre Drinker Biddle & Reath LLP, 2200 Wells Fargo Center, 90 S. 7th Street, Minneapolis, MN 55402-3901 or at such other place as the Company and Purchasers may mutually agree; provided, that in no event shall a Closing for Securities occur following the respective dates set forth on Exhibit A.

1.4       Delivery of the Shares. At each of the Closings, subject to the terms and conditions hereof, the Company will deliver to each Purchaser a stock certificate or certificates or evidence of book entry notation and Warrant or Warrants, in such denominations and registered in such names as such Purchaser may designate by notice to the Company, representing the Securities, dated as of the Closing Date (each a “Certificate”), against payment of the purchase price therefor by cash in the form of wire transfer, unless other means of payment shall have been agreed upon by the Purchasers and the Company.

2.       Representations and Warranties of the Company. As of the date hereof and the date of each of the Closings, as applicable, the Company hereby represents and warrants to each Purchaser:

2.1       Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement has been taken. The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement. At the Closings, the Company will have the requisite corporate power to issue and sell the Securities and the Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”). This Agreement has been duly authorized, executed and delivered by the Company and, upon due execution and delivery by the Purchasers, this Agreement will be a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

2.2       No Conflict with Other Instruments. The execution, delivery and performance of this Agreement, the issuance and sale of the Securities to be sold by the Company under this Agreement, the issuance of the Warrant Shares upon exercise of the Warrants and the consummation of the actions contemplated by this Agreement (which for all purposes herein shall include exercise of the Warrants) will not (A) result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (i) any provision of the Company’s or its subsidiaries’ Articles of Incorporation or Bylaws as in effect on the date hereof or at the applicable Closing Date; (ii) any provision of any judgment, arbitration ruling, decree or order to which the Company or its subsidiaries are a party or by which they are bound; (iii) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, mortgage, indenture, deed of trust, loan agreement, joint venture or other agreement, instrument or commitment to which the Company or any subsidiary is a party or by which they or their respective properties are bound; or (iv) any statute, rule, law or governmental regulation applicable to the Company; or (B) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any subsidiary or any acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any subsidiary are a party or by which they are bound or to which any of the property or assets of the Company or any subsidiary is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body is required for the execution and delivery of this Agreement by the Company and the valid issuance or sale of the Securities by the Company pursuant to this Agreement, other than such as have been made or obtained and that remain in full force and effect, and except for the filing of a Form D, any filings required to be made under state securities laws and filings with the Nasdaq Capital Market.

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2.3       Articles of Incorporation; Bylaws. The Company has made available to the Purchasers true, correct and complete copies of the Articles of Incorporation and Bylaws of the Company, as in effect on the date hereof.

2.4       Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota and has all requisite corporate power and authority to carry on its business as now conducted. The Company and each of its subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its or its subsidiaries’ business, financial condition, properties, operations, prospects or assets or its ability to perform its obligations under this Agreement (a “Material Adverse Effect”).

2.5       SEC Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Company SEC Documents”) on a timely basis or has received a valid extension of such time of filing and has filed any such Company SEC Documents prior to the expiration of any such extension, except for those filings made pursuant to Section 16 of the Exchange Act. As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Company SEC Documents, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Further, the consolidated financial statements contained in the Company SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto and were timely filed; (ii) the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading; (iii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered, except as may be indicated in the notes to such financial statements and (in the case of unaudited statements) as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments; and (iv) fairly present the consolidated financial position of the Company and its subsidiaries as of the respective dates thereof and the consolidated results of operations and the changes in shareholders’ equity of the Company and its subsidiaries for the periods covered thereby.

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2.6       Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as set forth on Schedule 2.6, the Company has not, in the 12 months preceding the date hereof, received notice from any listing exchange including the Nasdaq Capital Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with such listing or maintenance requirements. Except as set forth on Schedule 2.6, the Company has no reason to believe that it will not, upon issuance of the Securities, be in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer. The issuance of the Securities hereunder does not contravene the rules of the Nasdaq Capital Market.

2.7       Subsidiaries. Except as set forth in the Company SEC Documents, the Company does not presently own or control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity with material operations (each a “subsidiary”). Each subsidiary is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each subsidiary is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties. All of the outstanding capital stock or other securities of each subsidiary is owned by the Company, directly or indirectly, free and clear of any liens, claims, or encumbrances.

2.8       Valid Issuance of Securities. The Securities and the Warrant Shares are duly authorized and, when issued, sold and delivered in accordance with the terms hereof or the Warrants, as the case may be, will be duly and validly authorized and issued, fully paid and nonassessable, free from all taxes, liens, claims, encumbrances and charges with respect to the issue thereof; provided, however, that the Securities and the Warrant Shares may be subject to restrictions on transfer under state and/or federal securities laws or as otherwise set forth herein. The issuance, sale and delivery of the Securities and the Warrant Shares in accordance with the terms hereof or the Warrant, as the case may be, will not be subject to preemptive rights of shareholders of the Company. The Shares and the Warrant Shares, upon exercise of the Warrant, have been duly reserved for issuance from the Company’s duly authorized capital stock.

2.9       Offering. Assuming the accuracy of the representations of the Purchasers in Section 3.3 of this Agreement on the date hereof, on the applicable Closing Date and solely as this Section relates to the issue and sale of the Warrant Shares on the date(s) of exercise of the Warrant, the offer, issue and sale of the Securities and issuance of the Warrant Shares upon exercise of the Warrant (assuming no change in applicable law prior to the date the Warrant Shares are issued), are and will be exempt from the registration and prospectus delivery requirements of the Securities Act and have been or will be registered or qualified (or are or will be exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Securities to the Purchasers or the issuance of the Warrant Shares upon exercise of the Warrants. Other than the Company SEC Documents, the Company has not distributed and will not distribute prior to the applicable Closing Date any offering material in connection with the offering and sale of the Securities or Warrant Shares. The Company has not taken any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities or the issuance of the Warrant Shares upon exercise of the Warrants, within the provisions of Section 5 of the Securities Act, unless such offer, issuance or sale was or shall be within the exemptions of Section 4 of the Securities Act.

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2.10       Litigation. Except as set forth in the Company SEC Documents or Schedule 2.10, there is no action, suit, proceeding nor investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its subsidiaries that would be required to be disclosed in the Company’s Annual Report on Form 10-K under the requirements of Item 103 of Regulation S-K. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or the right of the Company to enter into such Agreement and perform its obligations hereunder. Except as set forth on Schedule 2.10, neither the Company nor any subsidiary is subject to any injunction, judgment, decree or order of any court, regulatory body, arbitral panel, administrative agency of other government body.

2.11       Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

2.12       No General Solicitation. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Securities. “Affiliates” has the meaning given to it in Rule 12b-2 under the Securities Exchange Act of 1934.

2.13       No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with SEC rules and guidance, and has conducted a factual inquiry, the nature and scope of which reflect reasonable care under the relevant facts and circumstances, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, after conducting such sufficiently diligent factual inquiries, no Covered Person is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or Affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Shares; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Shares (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

3.       Representations and Warranties of the Purchasers. As of the date hereof and the date of each of the Closings, as applicable, each Purchaser, severally and not jointly, hereby represents and warrants to the Company as follows:

3.1       Legal Power. Each Purchaser has the requisite authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement. All action on each Purchaser’s part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the applicable Closing Date.

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3.2       Due Execution. This Agreement has been duly authorized, executed and delivered by each Purchaser, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of each Purchaser, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally or by equitable principles.

3.3       Investment Representations. In connection with the sale and issuance of the Securities and Warrant Shares, each Purchaser, for itself and no other Purchaser, makes the following representations:

(a)       Investment for Own Account. Each Purchaser is acquiring the Securities and the Warrant Shares for its own account, not as nominee or agent, and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act; provided, however, that by making the representations herein, each Purchaser does not agree to hold any of the Securities for any minimum or specific term and reserves the right to dispose of the securities at any time in accordance with or pursuant to a registration statement or an exemption from the registration requirements of the Securities Act.

(b)       Transfer Restrictions; Legends. Each Purchaser understands that (i) the Securities and Warrant Shares have not been registered under the Securities Act; (ii) the Securities and Warrant Shares are being offered and sold pursuant to an exemption from registration, based in part upon the Company’s reliance upon the statements and representations made by each Purchaser in this Agreement, and that the Securities and Warrant Shares must be held by each Purchaser indefinitely, and that each Purchaser must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (iii) each Certificate representing the Securities and Warrant Shares will be endorsed with the following legend until the earlier of (1) in the case of the Shares and Warrant Shares, such date as the Shares or Warrant Shares, as the case may be, have been registered for resale by each Purchaser or (2) the date the Shares, the Warrants or the Warrant Shares, as the case may be, are eligible for sale under Rule 144 under the Securities Act without limitations:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

(iv) the Company will instruct any transfer agent not to register the transfer of the Securities or Warrant Shares (or any portion thereof) until the applicable date set forth in clause (iii) above unless the conditions specified in the foregoing legends are satisfied or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Securities Act or this Agreement, or other satisfactory assurances of such nature are given to the Company.

Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 3.3(b) is predicated upon the Company’s reliance that each Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

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(c)       Financial Sophistication; Due Diligence. Each Purchaser has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in connection with the transactions contemplated in this Agreement. Such Purchaser has, in connection with its decision to purchase the Securities, relied only upon the representations and warranties contained herein and the information contained in the Company SEC Documents. Further, each Purchaser has had such opportunity to obtain additional information and to ask questions of, and receive answers from, the Company, concerning the terms and conditions of the investment and the business and affairs of the Company, as each Purchaser considers necessary in order to form an investment decision.

(d)       Accredited Investor Status. Each Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of the rules and regulations promulgated under the Securities Act and has provided a questionnaire as requested by the Company to document such status.

(e)       Residency. Each Purchaser is organized under the laws of or resident in the state set forth beneath such Purchaser’s name on the signature page attached hereto, and its principal place of operations (if applicable) is in the state set forth beneath such Purchaser’s name on the signature page attached hereto.

(f)       General Solicitation. Each Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over the television or radio or presented at any seminar or any other general solicitation or general advertisement. Prior to the time that each Purchaser was first contacted by the Company such Purchaser had a pre-existing and substantial relationship with the Company.

3.4       No Investment, Tax or Legal Advice. Each Purchaser understands that nothing in the Company SEC Documents, this Agreement, or any other materials presented to each Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Each Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities.

3.5       Additional Acknowledgement. Each Purchaser acknowledges that it has independently evaluated the merits of the transactions contemplated by this Agreement, that it has independently determined to enter into the transactions contemplated hereby, that it is not relying on any advice from or evaluation by any other person.

3.6       No Short Position. As of the date hereof, and as of the applicable Closing Date, each Purchaser acknowledges and agrees that it does not and will not (between the date hereof and the final Closing Date) engage in any short sale regarding the Company’s voting stock or any other type of hedging transaction involving the Company’s securities (including, without limitation, depositing shares of the Company’s securities with a brokerage firm where such securities are made available by the broker to other customers of the firm for purposes of hedging or short selling the Company’s securities).

4.       Conditions to Closing.

4.1       Conditions to Obligations of Purchasers at Closing. Each Purchaser’s obligation to purchase the Securities at each of the Closings is subject to the fulfillment to that Purchaser’s reasonable satisfaction, on or prior to each Closing Date, of all of the following conditions, any of which may be waived by the Purchaser:

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(a)       Representations and Warranties True; Performance of Obligations. The representations and warranties made by the Company in Section 2 shall be true and correct in all respects on the applicable Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the applicable Closing Date and a certificate duly executed by an officer of the Company, to the effect of the foregoing, shall be delivered to the Purchasers. For purposes of this Section 4.1(a), the Company shall be permitted to update the disclosure schedules to this Agreement prior to each Subsequent Closing Date and if the representations and warranties are true and correct in all respects with such updates, the representations and warranties made by the Company in Section 2 shall be true and correct in all respects on such Subsequent Closing Date.

(b)       Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at each of the Closings and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel to the Purchaser, and counsel to the Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request. The Company shall have delivered (or caused to have been delivered) to each Purchaser, the certificates required by this Agreement. The Warrant Shares shall have been duly authorized and reserved for issuance upon exercise of the Warrant.

(c)       Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities and Warrant Shares shall have been duly obtained and shall be effective on and as of the applicable Closing Date. No stop order or other order enjoining the sale of the Securities or Warrant Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of each of the Closings, the sale and issuance of the Securities and Warrant Shares shall be legally permitted by all laws and regulations to which Purchasers and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)       Execution of Agreements. The Company shall have executed this Agreement and have delivered this Agreement to the Purchasers.

(e)       Trading and Listing. Trading and listing of the Company’s common stock on the Nasdaq Capital Market shall not have been suspended by the SEC or the Nasdaq Capital Market.

(f)       Blue Sky. The Company shall have obtained all necessary “blue sky” law permits and qualifications, or have the availability of exemptions therefrom, required by any state for the offer and sale of the Securities and issuance of the Warrant Shares upon exercise of the Warrant.

(g)       Secretary’s Certificate. The Company shall have delivered to the Purchasers a certificate of the Secretary of the Company certifying as to the truth and accuracy of the resolutions of the board of directors relating to the transaction contemplated hereby (a copy of which shall be included with such certificate).

4.2       Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Securities at each of the Closings is subject to the fulfillment to the Company’s reasonable satisfaction, on or prior to each Closing Date, of all of the following conditions, any of which may be waived by the Company:

(a)       Representations and Warranties True. The representations and warranties made by the Purchasers in Section 3 shall be true and correct in all material respects on the applicable Closing Date with the same force and effect as if they had been made on and as of said date.

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(b)       Performance of Obligations. The Purchasers shall have performed and complied with all agreements and conditions herein required to be performed or complied with by them on or before each of the Closings. The Purchasers shall have delivered the Purchase Price, by wire transfer, to the account designated by the Company for such purpose.

(c)       Qualifications, Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Securities and Warrant Shares shall have been duly obtained and shall be effective on and as of the applicable Closing Date. No stop order or other order enjoining the sale of the Securities or Warrant Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of each of the Closings, the sale and issuance of the Securities and the Warrant Shares shall be legally permitted by all laws and regulations to which the Purchasers and the Company are subject. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

(d)       Execution of Agreements. The Purchasers shall have executed this Agreement and delivered this Agreement to the Company.

(e)       Material Adverse Change. Since the date of this Agreement, there shall not have occurred any event which results in a Material Adverse Effect as of the Initial Closing Date.

5.       Additional Covenants.

5.1       Form D and State Securities Filings. The Company will file with the SEC a Notice of Sale of Securities on Form D with respect to the Securities, as required under Regulation D under the Securities Act, no later than 15 days after the Initial Closing. The Company will promptly and timely file all documents and pay all filing fees required by any states’ securities laws in connection with the sale of Securities.

5.2       Limitation on Transfer.

(a)       “Restricted Securities” means (i) the Shares, the Warrants, the Warrant Shares and (ii) any other shares of capital stock of the Company issued in respect of such Shares or Warrant Shares (as a result of stock splits, stock dividends, reclassifications, recapitalizations or similar events) or securities issued in respect of such Warrants; provided, however, that securities that are Restricted Securities shall cease to be Restricted Securities upon any sale pursuant to an effective registration statement under the Securities Act or pursuant to Rule 144 or another exemption available under the Securities Act. In no event may the Restricted Securities be sold or transferred unless either (A) they first shall have been registered under the Securities Act or (B) the Company shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Securities Act.

(b)       Notwithstanding any other provision herein to the contrary, (1) a Purchaser shall not sell, transfer, assign, donate, pledge or otherwise dispose of the Restricted Securities until April 17, 2021, and (2) a Purchaser shall not at any time, directly or indirectly, sell, transfer or otherwise dispose of any Restricted Securities when Purchaser is in possession of material non-public information about the Company.

(c)       Any certificate representing Restricted Securities shall bear a legend substantially in the following form:

Purchase Agreement	Page 9

The securities represented hereby are subject to a restriction on transfer contained in a Common Stock and Warrant Purchase Agreement, dated as of April 14, 2020. A copy of the agreement is available at the Company’s principal executive offices.

(d)       Each Purchaser acknowledges and agrees that the Company, in its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to the Restricted Securities in order to facilitate the transfer restrictions referred to in this Section. The Company shall remove the legend from the certificates representing any Restricted Securities at the request of the holder thereof at such time as they are sold pursuant to an effective registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act in compliance with this Section.

(e)       No Purchaser shall engage, directly or indirectly, in any short sales with respect to the Common Stock of the Company until July 11, 2021.

5.3       Standstill Agreement.

(a)       Each Purchaser agrees that, from the date of this Agreement until May 2, 2022 (the “Standstill Period”), without the prior written authorization or invitation of the Company’s board of directors, neither it nor any of its Affiliates or Associates, will, and each Purchaser will cause each of its Affiliates and Associates not to, directly or indirectly, in any manner:

(i)       publicly propose or publicly announce or otherwise publicly disclose an intent to propose or enter into or agree to enter into, singly or with any other person, directly or indirectly, (x) any form of business combination or acquisition or other transaction relating to a material amount of assets or securities of the Company or any of its subsidiaries, (y) any form of restructuring, recapitalization, or similar transaction with respect to the Company or any of its subsidiaries, or (z) any form of tender or exchange offer for the Common Stock, whether or not such transaction involves a change of control of the Company; provided, however, that this clause (i) shall not preclude the tender by any Purchaser of any securities of the Company into any tender or exchange offer not made, financed, or otherwise supported by the Purchaser or any Affiliate or Associate thereof or preclude the ability of any Purchaser to vote its shares of Common Stock for or against any transaction involving the Company’s securities where the transaction is not proposed or sponsored by any Purchaser or any Affiliate or Associate thereof;

(ii)      engage in any solicitation of proxies or written consents to vote any voting securities of the Company, or conduct any non-binding referendum with respect to any voting securities of the Company, or assist or participate (other than by determining how to vote their own shares) in any other way, directly or indirectly, in any solicitation of proxies or written consents with respect to any voting securities of the Company, or otherwise become a “participant” in a “solicitation,” as such terms are defined in Instruction 3 of Item 4 of Schedule 14A and Rule 14a-1 of Regulation 14A, respectively, under the Securities Exchange Act of 1934, to vote any securities of the Company in opposition to any recommendation or proposal of the Company’s board of directors;

(iii)     except in Rule 144 open-market broker-sale transactions where the identity of the purchaser is not known and in underwritten widely-dispersed public offerings, sell, offer, or agree to sell directly or indirectly, through swap or hedging transactions or otherwise, the securities of the Company or any rights decoupled from the underlying securities held by the Purchasers to any person or entity not (A) a party to this Agreement, (B) a member of the Company’s board of directors, (C) an officer of the Company, or (D) an Affiliate or Associate of the Purchasers (any person or entity not set forth in clauses (A)-(D) shall be referred to as a “Third Party”) that would knowingly result in such Third Party, together with its Affiliates and Associates, owning, controlling or otherwise having any, beneficial, economic or other ownership interest representing in the aggregate in excess of 5% of the shares of Common Stock outstanding at such time;

Purchase Agreement	Page 10

(iv)      engage in any short sale with respect to any security (other than a broad-based market basket or index) that includes, relates to, or derives any significant part of its value from a decline in the market price or value of the securities of the Company;

(v)       except as otherwise set forth in this Agreement, take any action in support of or make any proposal or request that constitutes: (A) controlling, changing, or influencing the Company’s board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any vacancies on the Company’s board of directors, (B) any material change in the capitalization, stock repurchase programs and practices, or dividend policy of the Company, (C) any other material change in the Company’s management, business, or corporate structure, (D) seeking to have the Company waive or make amendments or modifications to the Company’s Articles of Incorporation or Bylaws, or other actions that may impede or facilitate the acquisition of control of the Company by any person, (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange; or (F) causing a class of securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934;

(vi)      call or seek to call, or request the call of, alone or in concert with others, any meeting of shareholders, whether or not such a meeting is permitted by the Company’s Articles of Incorporation or Bylaws, including a “town hall meeting”;

(vii)     publicly seek, alone or in concert with others, representation on the Company’s board of directors, except as expressly permitted by this Agreement;

(viii)    initiate, encourage or in any “vote no,” “withhold,” or similar campaign;

(ix)      deposit any Common Stock in any voting trust or subject any Common Stock to any arrangement or agreement with respect to the voting of any Common Stock (other than any such voting trust, arrangement, or agreement solely among the members of the Purchaser that is otherwise in accordance with this Agreement);

(x)       seek, or knowingly encourage any person, to submit nominations in furtherance of a “contested solicitation” for the election or removal of directors with respect to the Company or seek or knowingly encourage any action with respect to the election or removal of any directors of the Company or with respect to the submission of any shareholder proposals (including any submission of shareholder proposals pursuant to Rule 14a-8 under the Securities Exchange Act of 1934);

(xi)      form, join, or in any other way participate in any “group” (within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934) with respect to the Common Stock (other than the Purchasers as a group);

(xii)     demand a copy of the Company’s list of shareholders or its other books and records, whether pursuant to the Minnesota Business Corporation Act (the “MBCA”) or pursuant to any other statutory right;

Purchase Agreement	Page 11

(xiii)    commence, encourage, or support any derivative action in the name of the Company, or any class action against the Company or any of its officers or directors in order to, directly or indirectly, effect any of the actions expressly prohibited by this Agreement or cause the Company to amend or waive any of the provisions of this Agreement; provided, however, that for the avoidance of doubt, the foregoing shall not prevent any of the Purchasers from (A) bringing litigation to enforce the provisions of this Agreement, (B) making counterclaims with respect to any proceeding initiated by, or on behalf of, the Company against a Purchaser, (C) bringing bona fide commercial disputes that do not relate to the subject matter of this Agreement or the topics covered in any correspondence between the Company and the Purchasers prior to the date hereof, or (D) exercising statutory dissenter’s, appraisal, or similar rights under the MBCA; provided, further, that the foregoing shall also not prevent the Purchasers from responding to or complying with a validly issued legal process in connection with litigation that it did not initiate, invite, facilitate or encourage, except as otherwise permitted in this Section 5.3(a)(xiii);

(xiv)    disclose publicly or privately in a manner that could reasonably be expected to become public any intent, purpose, plan, or proposal with respect to the Company’s board of directors, the Company, its management, policies or affairs, any of its securities or assets, or this Agreement that is inconsistent with the provisions of this Agreement;

(xv)      enter into any negotiations, agreements, or understandings with any person or entity with respect to any of the foregoing, or advise, knowingly assist, knowingly encourage, or knowingly seek to persuade any person or entity to take any action or make any statement with respect to any of the foregoing, or otherwise take or cause any action or make any statement inconsistent with any of the foregoing;

(xvi)     make any request or submit any proposal to amend the terms of this Agreement other than through non-public communications with the Company that would not be reasonably determined to trigger public disclosure obligations for any party;

(xvii)    acquire, offer, or propose to acquire, or agree to acquire, directly or indirectly, whether by purchase, tender or exchange offer, through the acquisition of control of another person, by joining a partnership, limited partnership, syndicate, or other group (including any group of persons that would be treated as a single “person” under Section 13(d) of the Securities Exchange Act of 1934), through swap or hedging transactions or otherwise, any additional securities of the Company or any rights decoupled from the underlying securities of the Company, to the extent that the Purchaser’s total beneficial ownership would exceed in the aggregate (including any Affiliate or Associate thereof) 9.9% of the Common Stock outstanding; notwithstanding the foregoing, to the extent that the Purchaser’s total beneficial ownership exceeds in the aggregate (together with any Affiliate or Associate thereof) 9.9% of the Common Stock outstanding as of the date of this Agreement, such Purchaser may not undertake any of the transactions set forth in this clause (xvii) until such person’s beneficial ownership no longer exceeds in the aggregate (together with any Affiliate or Associate thereof) 9.9% of the Common Stock outstanding;

(xviii)      take any action challenging the validity or enforceability of any of the provisions of this Section or publicly disclose, or cause or facilitate the public disclosure (including the filing of any document with the SEC or any other governmental agency or any disclosure to any journalist, member of the media, or securities analyst) of, any intent, purpose, plan, or proposal to either (A) obtain any waiver or consent under, or any amendment of, any provision of this Agreement, or (B) take any action challenging the validity or enforceability of any provisions of this Section; or

Purchase Agreement	Page 12

(xix)     otherwise take, or solicit, cause or encourage others to take, any action inconsistent with the foregoing.

(b)       Notwithstanding the foregoing, the provisions of this Section shall not limit in any respect the actions of any director or executive officer of the Company (including Eyal Lalo and Michael Friedman) in his or her capacity as such, recognizing that such actions are subject to such director’s and officer’s fiduciary duties to the Company and its shareholders (it being understood and agreed that neither the Purchasers nor any of their Affiliates or Associates shall seek to do indirectly through Eyal Lalo or Michael Friedman in their capacity as directors or officers anything that would be prohibited if done by any of the Purchasers or their Affiliates and Associates directly).

(c)       The foregoing provisions of this Section shall not be deemed to prohibit the Purchasers or their directors, officers, partners, employees, members, or agents, in each case acting in such capacity (“Purchaser Agents”), from communicating privately regarding or privately advocating for or against any of the matters described in this Section with the Company’s directors or officers, so long as such communications are not intended to, and would not reasonably be expected to, require any public disclosure of such communications or requests.

(d)       As of the date of this Agreement, none of the Purchasers is engaged in any discussions or negotiations with any person, and none of the Purchasers has any agreements, arrangements, or understandings, written or oral, formal or informal, and whether or not legally enforceable, with any person concerning the acquisition of economic ownership of any securities of the Company, and none of the Purchasers has actual and non-public knowledge that any other shareholders of the Company, including any shareholders that have a Schedule 13D currently on file with the SEC with respect to the Company, have any present or future intention of taking any actions that if taken by the Purchasers would violate any of the terms of this Agreement. The Purchasers agree to refrain from taking any actions during the Standstill Period to intentionally encourage other shareholders of the Company or any other persons to engage in any of the actions referred to in the previous sentence.

(e)       As used in this Agreement, the term “Associate” shall have the meaning set forth in Rule 12b-2 promulgated by the SEC under the Securities Exchange Act of 1934; the terms “beneficial owner” and “beneficial ownership” shall have the same meanings as set forth in Rule 13d-3 promulgated by the SEC under the Securities Exchange Act of 1934; the terms “economic owner” and “economically own” shall have the same meanings as “beneficial owner” and “beneficially own,” except that a person will also be deemed to economically own and to be the economic owner of (i) all shares of Common Stock that such person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional, and (ii) all shares of Common Stock in which such person has any economic interest, including pursuant to a cash-settled call option or other derivative security, contract, or instrument in any way related to the price of shares of Common Stock; the terms “person” or “persons” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, or other entity of any kind or nature; and the term.

(f)       Notwithstanding anything contained in this Agreement to the contrary, the provisions of this Section 5.3 shall automatically terminate upon the announcement by the Company that it has entered into a definitive agreement with respect to any merger, consolidation, acquisition, business combination, sale of a division, sale of substantially all assets, recapitalization, restructuring, liquidation, dissolution, tender offer or other similar extraordinary transaction that would, if consummated, result in the acquisition by any person or group of persons (other than any direct or indirect subsidiaries of the Company) of more than 50% of the Common Stock.

Purchase Agreement	Page 13

5.4       Voting Agreement. For the time period that ends May 2, 2022, each Purchaser shall cause all shares of Common Stock beneficially owned by it and its Affiliates and Associates to be (i) present for quorum purposes at all meetings of Company shareholders and at any adjournments or postponements thereof, (ii) voted at all such meetings in favor of all directors nominated by the Company’s board of directors for election and (iii) voted in the same manner as the Company’s board of directors for all other proposals.

5.5       19.999% Blocker. Each Purchaser hereby agrees that it will take no actions that will result in the total number of shares of Common Stock beneficially owned by such Purchaser and its affiliates, as defined under Rule 144, and any other persons whose beneficial ownership of Common Stock would be aggregated with the Purchaser’s for purposes of the Exchange Act, to exceed 19.999% of the total number of issued and outstanding shares of Common Stock.  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which a Purchaser may receive or beneficially own in order to determine the amount of securities or other consideration that such Purchaser may receive in the event of a Fundamental Transaction.  This restriction may not be waived without shareholder approval. “Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another person pursuant to an agreement with the Company) is completed pursuant to which all holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property and the holders of at least 50% of the then outstanding Common Stock tender their shares of Common Stock, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

6.       Miscellaneous.

6.1       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Minnesota, without regard to the choice of law provisions thereof, and the federal laws of the United States.

6.2       Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

6.3       Entire Agreement. This Agreement and the exhibits hereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

6.4       Severability. In the event any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.5       Amendment and Waiver. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and each Purchaser. Any amendment or waiver effected in accordance with this Section shall be binding upon any holder of any Securities purchased under this Agreement (including securities into which such Securities have been converted), each future holder of all such securities, and the Company.

Purchase Agreement	Page 14

6.6       Fees and Expenses. Except as otherwise set forth herein, the Company and the Purchasers shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby. Each party hereby agrees to indemnify and to hold harmless of and from any liability the other party for any commission or compensation in the nature of a finder’s fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which such indemnifying party or any of its employees or representatives are responsible.

6.7       Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered (A) if within the United States, by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile, or (B) if from outside the United States, by International Federal Express (or comparable service) or facsimile, and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, upon the business day received, (ii) if delivered by nationally recognized overnight carrier, one business day after timely delivery to such carrier, (iii) if delivered by International Federal Express (or comparable service), two business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt and shall be addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:

if to the Company, to:

iMedia Brands Inc.
6740 Shady Oak Road
Eden Prairie, MN 55344-3433
Attention: General Counsel

with a copy to:

Faegre Drinker Biddle & Reath LLP
2200 Wells Fargo Center
90 S. 7th Street
Minneapolis, MN 55402-3901
Attention: Jonathan Zimmerman
Facsimile: +1 612 766 1600

if to a Purchaser, at the address on the signature page to this Agreement, and in the case of Invicta Media Investments, LLC, also with a copy to:

Squire Patton Boggs (US) LLP
2550 M Street NW
Washington, DC 20037
Attention: Abby E. Brown

Telephone: (202) 457-5668

6.8       Survival of Representations, Warranties and Agreements. All covenants, agreements, representations and warranties made by the Company and the Purchaser herein shall survive the execution of this Agreement, the delivery to each Purchaser of the Securities being purchased and the payment therefor.

6.9       Counterparts. This Agreement may be executed by electronic or facsimile signature and in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

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6.10       Receipt of Adequate Information; No Reliance; Representation by Counsel. Each party acknowledges that it has received adequate information to enter into this Agreement, that it has had adequate opportunity to make whatever investigation or inquiry it may deem necessary or desirable in connection with the subject matter of this Agreement prior to the execution hereof, and that it has not relied on any promise, representation, or warranty, express or implied, not contained in this Agreement. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation. Further, any rule of law or any legal decision that would provide any party with a defense to the enforcement of the terms of this Agreement against such party shall have no application and is expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the intent of the parties.

6.11       Waiver of Conflicts. Each party to this Agreement acknowledges that Faegre Drinker Biddle & Reath LLP, counsel for the Company, may have in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to Faegre Drinker Biddle & Reath LLP’s representation of certain of the Purchasers in such unrelated matters and to Faegre Drinker Biddle & Reath LLP’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

7.       Accounts Payable Cap. Sterling Time, LLC hereby agrees that the Company shall not be required to pay any amounts otherwise payable to Sterling Time, LLC for providing vendor goods and services to the Company so long as the Company’s accounts payable balance to Sterling Time, LLC does not exceed (a) $3,000,000 through the last day of the Company’s third fiscal quarter of fiscal year 2020 and (b) $4,000,000 during the Company’s fourth fiscal quarter of fiscal year 2020 (collectively, the “Accounts Payable Cap Balance”). For the avoidance of doubt, any accounts payable balance to Sterling Time, LLC that exceeds the Accounts Payable Cap Balance will be due and payable in normal course. The Accounts Payable Cap Balance shall not be deemed due and payable during the periods noted in this Section or any subsequent periods. “Accounts Payable” will be calculated based on the total amount of invoices outstanding for goods received, excluding any deductions.

8.       2019 Warrant Amendment. The undersigned holders of warrants purchased pursuant to that certain Common Stock and Warrant Purchase Agreement, dated May 2, 2019, hereby agree that such warrants are amended to (a) replace the entirety of Section 13 with “[Reserved.]” and (b) add the following as a new Section 15:

Purchase Agreement	Page 16

“15.       19.999% Blocker. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, does not exceed 19.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9(b) of this Warrant.  This restriction may not be waived without shareholder approval.”

[The Remainder of this Page is Blank]

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In witness whereof, the foregoing Common Stock and Warrant Purchase Agreement is hereby executed as of the date first above written.

IMEDIA BRANDS, INC.

By:	/s/ Landel Hobbs
Landel Hobbs, Chair of the Board

Purchase Agreement	Signature Page

In witness whereof, the foregoing Common Stock and Warrant Purchase Agreement is hereby executed as of the date first above written.

PURCHASER:

MICHAEL & LEAH FRIEDMAN, JTWROS

/s/ Michael Friedman
Michael Friedman

/s/ Leah Friedman
Leah Friedman

Address for Notice & Delivery:

[Redacted]
Telephone & Tax ID No: previously provided to company

ACCREDITED INVESTOR CRITERIA

☒	The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. In calculating net worth, you may include equity in personal property and real estate (excluding your principal residence), cash, short term investments, stock and securities. Indebtedness that is secured by your primary residence up to the estimated fair market value of the residence shall not be included as a liability unless it exceeds the amount outstanding 60 days before the date of this agreement other than as a result of acquisition of your primary residence. Indebtedness secured by your primary residence in excess of the fair market value of the residence shall be included as a liability.

☒	The undersigned is an individual that had an individual income in excess of $200,000 in each of the prior two years and reasonably expects an income in excess of $200,000 in the current year.

Solely for Purposes of Section 7 of the Purchase Agreement:

STERLING TIME, LLC

By:	/s/ Michael Friedman
Michael Friedman
Title:

Purchase Agreement	Signature Page

In witness whereof, the foregoing Common Stock and Warrant Purchase Agreement is hereby executed as of the date first above written.

PURCHASER:

INVICTA MEDIA INVESTMENTS, LLC

/s/ Eyal Lalo
Eyal Lalo, Owner

State of Organization & Principal Place of Operations: FL

Address for Notice & Delivery:

[Redacted]
Telephone & Tax ID No: previously provided to company

ACCREDITED INVESTOR CRITERIA

[Invicta Media Investments, LLC]

☒	The undersigned is an entity, and is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the following (check one or more, as applicable):

☒	The undersigned is an entity in which all equity owners are accredited investors. (If relying on this category alone, each equity owner must complete a separate copy of this Agreement.)

ACCREDITED INVESTOR CRITERIA
[Owner (Eyal Lalo)]

☒	The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. In calculating net worth, you may include equity in personal property and real estate (excluding your principal residence), cash, short term investments, stock and securities. Indebtedness that is secured by your primary residence up to the estimated fair market value of the residence shall not be included as a liability unless it exceeds the amount outstanding 60 days before the date of this agreement other than as a result of acquisition of your primary residence. Indebtedness secured by your primary residence in excess of the fair market value of the residence shall be included as a liability.

Eyal Lalo

/s/ Eyal Lalo

Purchase Agreement	Signature Page

In witness whereof, the foregoing Common Stock and Warrant Purchase Agreement is hereby executed as of the date first above written.

PURCHASER:

HACIENDA JACKSON LLC

/s/ Alberto Romano Guakil
Alberto Romano Guakil, Owner

State of Organization & Principal Place of Operations: FL

Address for Notice & Delivery:

[Redacted]
Telephone & Tax ID No: previously provided to company

ACCREDITED INVESTOR CRITERIA
[Hacienda Jackson LLC]

☒	The undersigned is an entity, and is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act. This representation is based on the following (check one or more, as applicable):

☒	The undersigned is an entity in which all equity owners are accredited investors. (If relying on this category alone, each equity owner must complete a separate copy of this Agreement.)

ACCREDITED INVESTOR CRITERIA
[Owner (Alberto Romano Guakil)]

☒	The undersigned is an individual with a net worth, or a joint net worth together with his or her spouse, in excess of $1,000,000. In calculating net worth, you may include equity in personal property and real estate (excluding your principal residence), cash, short term investments, stock and securities. Indebtedness that is secured by your primary residence up to the estimated fair market value of the residence shall not be included as a liability unless it exceeds the amount outstanding 60 days before the date of this agreement other than as a result of acquisition of your primary residence. Indebtedness secured by your primary residence in excess of the fair market value of the residence shall be included as a liability.

/s/ Alberto Romano Guakil
Alberto Romano Guakil

Purchase Agreement	Signature Page

EXHIBIT B

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

IMEDIA BRANDS, INC.

WARRANT

Warrant No. 2020B-[_]	Original Issue Date:
[________],2020

iMedia Brands, Inc., a Minnesota corporation (the “Company”), hereby certifies that, for value received, [___________________] or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [____________] shares of Common Stock (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at any time and from time to time from and after [six months + 1 day following the Original Issue Date] and through and including April 14, 2025 (the “Expiration Date”), and subject to the following terms and conditions:

1.       Definitions. As used in this Warrant, the following terms shall have the respective definitions set forth in this Section. Capitalized terms that are used and not defined in this Warrant that are defined in the Purchase Agreement (as defined below) shall have the respective definitions set forth in the Purchase Agreement.

“Closing Price” means, for any date of determination, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Trading Market, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on such market; (ii) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (iii) if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent qualified appraiser selected in good faith and paid for by the Company.

“Common Stock” means the common stock of the Company, par value $.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Exercise Price” means $2.66, subject to adjustment in accordance with Section 9.

Purchase Agreement	Page B-1

“Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another person pursuant to an agreement with the Company) is completed pursuant to which all holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property and the holders of at least 50% of the then outstanding Common Stock tender their shares of Common Stock, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant or its predecessor instrument.

“Purchase Agreement” means the Common Stock and Warrant Purchase Agreement, dated April 14, 2020, to which the Company and the original Holder are parties.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in clauses (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

2.       Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.       Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed and such other documents as described in the Purchase Agreement, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.       Exercise and Duration of Warrants.

(a)       This Warrant shall be exercisable by the registered Holder in whole at any time and in part from time to time from [six months + 1 day from the Original Issue Date] through and including the Expiration Date. At 5:30 p.m., Central time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

Purchase Agreement	Page B-2

(b)       Notwithstanding anything to the contrary set forth in this Warrant, in the event of a Change of Control, (i) at Company’s sole option unless (ii) the Change of Control results in the Company no longer having a class of securities registered under Section 12 or Section 15 of the Securities Exchange Act of 1934 in which case such determination shall be made automatically, the Holder shall surrender this Warrant in exchange for a number of shares of Company’s securities, such number of securities being equal to the maximum number of securities issuable pursuant to the terms hereof (after taking into account all adjustments described herein) had the Holder elected to exercise this Warrant immediately prior to the closing of such Change of Control and purchased all such shares pursuant to the cashless exercise provision set forth in Section 10(b) (as opposed to the cash exercise provision set forth in Section 10(a)). The Company acknowledges and agrees that the Holder shall not be required to make any additional payment (cash or otherwise) for such shares as further consideration for their issuance in exchange for the Holder’s surrender of this Warrant pursuant to the terms of the preceding sentence. A “Change of Control” shall be deemed to occur if the Company shall (a) sell, lease, convey, or otherwise dispose of (including without limitation the grant of an exclusive license to) all or substantially all of the Company’s intellectual property or assets as an entirety or substantially as an entirety to any person, entity or group of persons acting in concert, (b) effect a merger, consolidation or reorganization in which the Company is not the surviving entity and the stockholders of the Company immediately prior to the merger, consolidation or reorganization fail to possess direct or indirect ownership of more than 50% of the voting power of the securities of the surviving entity immediately following such transaction (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings), or (c) effect a merger, consolidation or reorganization in which the Company is the surviving corporation and the stockholders of the Company immediately prior to the merger, consolidation or reorganization fail to possess direct or indirect ownership of more than 50% of the securities of the Company immediately following such transaction.

5.       Delivery of Warrant Shares.

(a)       To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant are being exercised. Upon delivery of the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than two Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise. A “Date of Exercise” means each of (A) the date of a Change of Control and (B) the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(b)       If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

6.       Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

Purchase Agreement	Page B-3

7.       Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.       Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.       Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)       Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be adjusted to equal the product obtained by multiplying the then-current Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)       Fundamental Transactions. If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof.

Purchase Agreement	Page B-4

(c)       Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d)       Calculations. All calculations under this Section shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(e)       Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

10.       Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a)       Cash Exercise. The Holder may deliver immediately available funds; or

(b)       Cashless Exercise. Solely pursuant to a Company Exercise, the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

11.       No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Closing Price of one Warrant Share on the date of exercise.

12.       Notices. Any notice required or permitted under this Warrant (including, without limitation, any Exercise Notice) shall be given in writing and shall be deemed effectively given upon the earlier of (1) actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to the Company or the Holder or (2) one day after it is sent by overnight mail via nationally recognized courier or (3) on the same day as sent via confirmed e-mail or facsimile transmission, provided that the original is sent by personal delivery or mail by the sending party. Address for such notice will be provided by each party to the other under separate cover.

13.       Miscellaneous.

(a)       This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

Purchase Agreement	Page B-5

(b)       All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflicts of law thereof.

(c)       The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)       In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e)       Prior to exercise of this Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

14.       19.999% Blocker. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, does not exceed 19.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant.  This restriction may not be waived without shareholder approval.

[Remainder of page intentionally left blank, signature page follows]

Purchase Agreement	Page B-6

In witness whereof, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

IMEDIA BRANDS, INC.

By:
Landel Hobbs, Chair of the Board

Purchase Agreement	Page B-7

EXERCISE NOTICE

The undersigned Holder hereby irrevocably elects to purchase ____________ shares of Common Stock pursuant to the attached Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1) The undersigned Holder hereby exercises its right to purchase ____________ Warrant Shares pursuant to the Warrant.

(2) The Holder intends that payment of the Exercise Price shall be made as (check one):

____________ “Cash Exercise” under Section 10

____________ “Cashless Exercise” under Section 10 (only in connection with Change of Control)

(3) If the holder has elected a Cash Exercise, the Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(4) Pursuant to this Exercise Notice, the Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

Dated ______________ __, _____	Name of Holder:

(Print)

By:
Its:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Purchase Agreement	Page B-8

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

Purchase Agreement	Page B-9

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right represented by the attached Warrant to purchase ____________ shares of Common Stock to which such Warrant relates and appoints ____________ attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: __________ __, _______

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Attest:

__________________________________

Purchase Agreement	Page B-10

EXHIBIT C

NEITHER THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. UNLESS SOLD PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

IMEDIA BRANDS, INC.

WARRANT

Warrant No. 2020A-[_]	Original Issue Date:
April 14, 2020

iMedia Brands, Inc., a Minnesota corporation (the “Company”), hereby certifies that, for value received, [__________________] or its registered assigns (the “Holder”), is entitled to purchase from the Company up to a total of [____________] shares of Common Stock (each such share, a “Warrant Share” and all such shares, the “Warrant Shares”), at any time and from time to time from and after the Original Issue Date and through and including April 14, 2030 (the “Expiration Date”), and subject to the following terms and conditions:

1.       Definitions. As used in this Warrant, the following terms shall have the respective definitions set forth in this Section. Capitalized terms that are used and not defined in this Warrant that are defined in the Purchase Agreement (as defined below) shall have the respective definitions set forth in the Purchase Agreement.

“Closing Price” means, for any date of determination, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed or quoted on a Trading Market, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on such market; (ii) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (iii) if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) in all other cases, the fair market value of a share of Common Stock as determined by an independent qualified appraiser selected in good faith and paid for by the Company.

“Common Stock” means the common stock of the Company, par value $.01 per share, and any securities into which such common stock may hereafter be reclassified.

“Exercise Price” means $0.001, subject to adjustment in accordance with Section 9.

Purchase Agreement	Page C-1

“Fundamental Transaction” means any of the following: (i) the Company effects any merger or consolidation of the Company with or into another person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another person pursuant to an agreement with the Company) is completed pursuant to which all holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property and the holders of at least 50% of the then outstanding Common Stock tender their shares of Common Stock, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property.

“Original Issue Date” means the Original Issue Date first set forth on the first page of this Warrant or its predecessor instrument.

“Purchase Agreement” means the Common Stock and Warrant Purchase Agreement, dated April 14, 2020, to which the Company and the original Holder are parties.

“Trading Day” means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in clauses (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means whichever of the New York Stock Exchange, the American Stock Exchange, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

2.       Registration of Warrant. The Company shall register this Warrant upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

3.       Registration of Transfers. The Company shall register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant, with the Form of Assignment attached hereto duly completed and signed and such other documents as described in the Purchase Agreement, to the Company at its address specified herein. Upon any such registration or transfer, a new Warrant to purchase Common Stock, in substantially the form of this Warrant (any such new Warrant, a “New Warrant”), evidencing the portion of this Warrant so transferred shall be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Warrant by the transferee thereof shall be deemed the acceptance by such transferee of all of the rights and obligations of a holder of a Warrant.

4.       Exercise and Duration of Warrants.

(a)       This Warrant shall be exercisable by the registered Holder in whole at any time and in part from time to time from the Original Issue Date through and including the Expiration Date. At 5:30 p.m., Central time on the Expiration Date, the portion of this Warrant not exercised prior thereto shall be and become void and of no value.

Purchase Agreement	Page C-2

(b)       Notwithstanding anything to the contrary set forth in this Warrant, in the event of a Change of Control, (i) at Company’s sole option unless (ii) the Change of Control results in the Company no longer having a class of securities registered under Section 12 or Section 15 of the Securities Exchange Act of 1934 in which case such determination shall be made automatically, the Holder shall surrender this Warrant in exchange for a number of shares of Company’s securities, such number of securities being equal to the maximum number of securities issuable pursuant to the terms hereof (after taking into account all adjustments described herein) had the Holder elected to exercise this Warrant immediately prior to the closing of such Change of Control and purchased all such shares pursuant to the cashless exercise provision set forth in Section 10(b) (as opposed to the cash exercise provision set forth in Section 10(a)). The Company acknowledges and agrees that the Holder shall not be required to make any additional payment (cash or otherwise) for such shares as further consideration for their issuance in exchange for the Holder’s surrender of this Warrant pursuant to the terms of the preceding sentence. A “Change of Control” shall be deemed to occur if the Company shall (a) sell, lease, convey, or otherwise dispose of (including without limitation the grant of an exclusive license to) all or substantially all of the Company’s intellectual property or assets as an entirety or substantially as an entirety to any person, entity or group of persons acting in concert, (b) effect a merger, consolidation or reorganization in which the Company is not the surviving entity and the stockholders of the Company immediately prior to the merger, consolidation or reorganization fail to possess direct or indirect ownership of more than 50% of the voting power of the securities of the surviving entity immediately following such transaction (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings), or (c) effect a merger, consolidation or reorganization in which the Company is the surviving corporation and the stockholders of the Company immediately prior to the merger, consolidation or reorganization fail to possess direct or indirect ownership of more than 50% of the securities of the Company immediately following such transaction.

5.       Delivery of Warrant Shares.

(a)       To effect exercises hereunder, the Holder shall not be required to physically surrender this Warrant unless the aggregate Warrant Shares represented by this Warrant are being exercised. Upon delivery of the Exercise Notice (in the form attached hereto) to the Company (with the attached Warrant Shares Exercise Log) at its address for notice set forth herein and upon payment of the Exercise Price multiplied by the number of Warrant Shares that the Holder intends to purchase hereunder, the Company shall promptly (but in no event later than two Trading Days after the Date of Exercise (as defined herein)) issue and deliver to the Holder, a certificate for the Warrant Shares issuable upon such exercise. A “Date of Exercise” means each of (A) the date of a Change of Control and (B) the date on which the Holder shall have delivered to the Company: (i) the Exercise Notice (with the Warrant Exercise Log attached to it), appropriately completed and duly signed and (ii) payment of the Exercise Price for the number of Warrant Shares so indicated by the Holder to be purchased.

(b)       If by the third Trading Day after a Date of Exercise the Company fails to deliver the required number of Warrant Shares in the manner required pursuant to Section 5(a), then the Holder will have the right to rescind such exercise.

6.       Charges, Taxes and Expenses. Issuance and delivery of Warrant Shares upon exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares or Warrants in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Warrant or receiving Warrant Shares upon exercise hereof.

Purchase Agreement	Page C-3

7.       Replacement of Warrant. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Warrant, a New Warrant, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity (which shall not include a surety bond), if requested. Applicants for a New Warrant under such circumstances shall also comply with such other reasonable regulations and procedures and pay such other reasonable third-party costs as the Company may prescribe. If a New Warrant is requested as a result of a mutilation of this Warrant, then the Holder shall deliver such mutilated Warrant to the Company as a condition precedent to the Company’s obligation to issue the New Warrant.

8.       Reservation of Warrant Shares. The Company covenants that it will at all times reserve and keep available out of the aggregate of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Warrant Shares upon exercise of this Warrant as herein provided, the number of Warrant Shares which are then issuable and deliverable upon the exercise of this entire Warrant, free from preemptive rights or any other contingent purchase rights of Persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Warrant Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized, issued and fully paid and nonassessable.

9.       Certain Adjustments. The Exercise Price and number of Warrant Shares issuable upon exercise of this Warrant are subject to adjustment from time to time as set forth in this Section 9.

(a)       Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be adjusted to equal the product obtained by multiplying the then-current Exercise Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

(b)       Fundamental Transactions. If, at any time while this Warrant is outstanding there is a Fundamental Transaction, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Warrant Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing the Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof.

Purchase Agreement	Page C-4

(c)       Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(d)       Calculations. All calculations under this Section shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(e)       Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section, the Company at its expense will promptly compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Warrant Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will promptly deliver a copy of each such certificate to the Holder and to the Company’s Transfer Agent.

10.       Payment of Exercise Price. The Holder may pay the Exercise Price in one of the following manners:

(a)       Cash Exercise. The Holder may deliver immediately available funds; or

(b)       Cashless Exercise. Solely pursuant to a Company Exercise, the Company shall issue to the Holder the number of Warrant Shares determined as follows:

X = Y [(A-B)/A]

where:

X = the number of Warrant Shares to be issued to the Holder.

Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

A = the average of the Closing Prices for the five Trading Days immediately prior to (but not including) the Exercise Date.

B = the Exercise Price.

11.       No Fractional Shares. No fractional shares of Warrant Shares will be issued in connection with any exercise of this Warrant. In lieu of any fractional shares which would, otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Closing Price of one Warrant Share on the date of exercise.

12.       Notices. Any notice required or permitted under this Warrant (including, without limitation, any Exercise Notice) shall be given in writing and shall be deemed effectively given upon the earlier of (1) actual receipt or three days after mailing if mailed postage prepaid by regular or airmail to the Company or the Holder or (2) one day after it is sent by overnight mail via nationally recognized courier or (3) on the same day as sent via confirmed e-mail or facsimile transmission, provided that the original is sent by personal delivery or mail by the sending party. Address for such notice will be provided by each party to the other under separate cover.

13.       Miscellaneous.

(a)       This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Warrant shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Warrant. This Warrant may be amended only in writing signed by the Company and the Holder and their successors and assigns.

Purchase Agreement	Page C-5

(b)       All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Minnesota, without regard to the principles of conflicts of law thereof.

(c)       The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

(d)       In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

(e)       Prior to exercise of this Warrant, the Holder hereof shall not, by reason of being a Holder, be entitled to any rights of a stockholder with respect to the Warrant Shares.

14.       19.999% Blocker. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Holder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its affiliates (as defined under Rule 144, “Affiliates”) and any other persons whose beneficial ownership of Common Stock would be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, does not exceed 19.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).  For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a Fundamental Transaction as contemplated in Section 9 of this Warrant.  This restriction may not be waived without shareholder approval.

[Remainder of page intentionally left blank, signature page follows]

Purchase Agreement	Page C-6

In witness whereof, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.

IMEDIA BRANDS, INC.

By:
Landel Hobbs, Chair of the Board

Purchase Agreement	Page C-7

EXERCISE NOTICE

The undersigned Holder hereby irrevocably elects to purchase ____________ shares of Common Stock pursuant to the attached Warrant. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant.

(1) The undersigned Holder hereby exercises its right to purchase ____________ Warrant Shares pursuant to the Warrant.

(2) The Holder intends that payment of the Exercise Price shall be made as (check one):

____________ “Cash Exercise” under Section 10

____________ “Cashless Exercise” under Section 10 (only in connection with Change of Control)

(3) If the holder has elected a Cash Exercise, the Holder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant.

(4) Pursuant to this Exercise Notice, the Company shall deliver to the holder Warrant Shares in accordance with the terms of the Warrant.

Dated ______________ __, _____	Name of Holder:

(Print)

By:
Its:
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Purchase Agreement	Page C-8

Warrant Shares Exercise Log

Date	Number of Warrant Shares Available to be Exercised	Number of Warrant Shares Exercised	Number of Warrant Shares Remaining to be Exercised

Purchase Agreement	Page C-9

FORM OF ASSIGNMENT

[To be completed and signed only upon transfer of Warrant]

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto the right represented by the attached Warrant to purchase shares of Common Stock to which such Warrant relates and appoints attorney to transfer said right on the books of the Company with full power of substitution in the premises.

Dated: __________ __, _______

(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

Address of Transferee

Attest:

__________________________________

Purchase Agreement	Page C-10